UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2004

NBTY, INC.

 (Exact name of registrant as specified in charter)

001-31788

(Commission file number)

DELAWARE	11-2228617
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

90 Orville Drive	11716
Bohemia, New York	(Zip Code)
(Address of principal executive offices)

(631) 567-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS

NBTY, Inc. will hold its 2005 Annual Meeting of Stockholders on February 7, 2005.  Stockholders who are owners of shares of NBTY, Inc. common stock at the close of business on January 4, 2005 will be entitled to vote on matters at the 2005 Annual Meeting.  Stockholders’ proposals for inclusion in the Company’s proxy statement and proxy for consideration at the 2005 Annual Meeting must be received by October 29, 2004 and must otherwise comply with the requirements of  Rule 14a-8.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2004
NBTY, INC.

By:

/s/ Harvey Kamil

Harvey Kamil
President and Chief Financial Officer